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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported)  September 23, 1997

     LEHMAN  ABS CORPORATION, (as  depositor under the  Trust Agreement,
     dated  as  of  September  1,  1997,  which  forms   Mortgage  Index
     Amortizing Trust 1997-1, Fixed Rate Asset Backed Notes, Class A-1)

                            LEHMAN ABS CORPORATION
  --------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

         Delaware                 333-14293           13-3447441
----------------------------  ----------------    ---------------
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                  10285
----------------------------                      ---------
(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------



Item 5.  Other Events.
----     ------------

Filing of Computational Materials.*
---------------------------------

     In connection with the offering of the Mortgage Index Amortizing Trust 1997-1, Lehman Brothers Inc., as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.

     For  purposes  of  this Form  8-K,  Computational  Materials shall  mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the credit card securities; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.







-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 31, 1996, and the Propectus Supplement dated September 17, 1997 of Lehman ABS Corporation, relating to its Mortgage Index Amortizing Trust 1997-1, Fixed Rate Asset Backed Notes, Class A-1.




Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By:  /s/  Martin P. Harding
                                  -------------------------------
                                   Martin P. Harding
                                   Managing Director



Dated:  September 23, 1997


                                Exhibit Index
                                -------------

Exhibit                                           Page
-------                                           ----

99.1 The Computational Materials.                   6




                                 Exhibit 99.1
                                 ------------


                                  MIAT97-1;A

LEHMAN BROTHERS                         Today's Date:  09/10/97
Fixed Income Analytics



REFERENCE POOL SUMMARY
______________________
FHLM 8.00%                  Historical           PSAs           CPRs
Fixed Rate
  WAC:  8.50%                 1 Month:           445            12.0
  WAM:  341                   3 Month:           348             8.7
 WALA:  14                    6 Month:           356             7.8
                                 Life:           n/a             n/a



BOND SUMMARY                        Settlement Date:       09/25/97
_____________

      Coupon: TBA                    PAC Range: 250-400
    Orig Bal: 250,000,000                Delay:      0
      Factor: 1.00000000            Next Paymt: 10/25/97
 Factor Date: 09/25/97




PRICES    125%PSA   155%PSA   200%PSA   250%PSA  400%PSA    500%PSA   750%PSA
______    _______   _______   _______   _______   ______    _______   _______

 99-12    7.120     7.156     7.171     7.189     7.189     7.241     7.347
 99-16    7.096     7.125     7.136     7.151     7.151     7.192     7.277
 99-20    7.072     7.093     7.102     7.113     7.113     7.144     7.208
 99-24    7.048     7.062     7.068     7.075     7.075     7.096     7.138
 99-28    7.024     7.031     7.034     7.038     7.038     7.048     7.069
100-00    7.000     7.000     7.000     7.000     7.000     7.000     7.000
100-04    6.976     6.969     6.966     6.962     6.962     6.952     6.931
100-08    6.952     6.938     6.932     6.925     6.925     6.904     6.862
100-12    6.928     6.907     6.898     6.887     6.887     6.856     6.793
100-16    6.904     6.876     6.864     6.850     6.850     6.809     6.725
100-20    6.881     6.845     6.831     6.813     6.813     6.761     6.656

Average Life
          6.75      5.00      4.50      4.00      4.00      3.00      2.00
Duration  5.22      4.02      3.68      3.32      3.32      2.61      1.81
First Payment
         9/25/99   9/25/99   9/25/99   9/25/99   9/25/99  9/25/99    9/25/99
Last Payment
        08/25/04  08/25/04  08/25/04  08/25/04  08/25/04 04/25/02    9/25/99
Spread/Treasury
        74/6.7 yr 77/5.0yr  81/4.5yr  85/4.0yr  85/4.0yr 93/3.0yr  104/2.0yr


               1-Mo     3-Mo    6-Mo    1-Yr    2-Yr    3-Yr    5-Yr
Treasury:
                NA       NA     5.340   5.565   5.959   6.072   6.227
Libor:      5.6562   5.7188    5.8438    NA       NA      NA      NA

(table continued)

                 7-Yr        10-Yr      30-Yr
Treasury:        6.280       6.332      6.622
Libor:              NA          NA         NA




Ted Spread = 0.25
Mtg. Repo =                Mtg Rate = 7.6640%